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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 2001

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                         0-20750                 74-2175590
(State or other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On October 31, 2001, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release announcing that it had named J. Downey Bridgwater to the additional role of Chief Executive Officer of Sterling Bancshares and Sterling Bank, effective January 1, 2002, and that George Martinez will continue to serve as Chairman of Sterling Bancshares and Sterling Bank. Mr. Martinez and Mr. Bridgwater have each signed five year employment agreements with Sterling Bancshares, effective January 1, 2002, in conjunction with their roles.

         A copy of the press release and of Mr. Martinez's and Mr. Bridgwater's respective employment agreements, which are incorporated herein by reference and made a part hereof, are filed with this Current Report on Form 8-K as Exhibits 99.1, 99.2, and 99.3, respectively.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number            Description of Exhibit

  99.1            Press Release dated October 31, 2001.

  99.2            Employment Agreement between Sterling Bancshares, Inc. and
                  George Martinez.

  99.3            Employment Agreement between Sterling Bancshares, Inc. and
                  J. Downey Bridgwater.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 31, 2001.                   STERLING BANCSHARES, INC.


                                            By: /s/ Eugene S. Putnam, Jr.
                                               -------------------------------
                                                Eugene S. Putnam, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Press Release dated October 31, 2001.

 99.2             Employment Agreement between Sterling Bancshares, Inc. and
                  George Martinez.

 99.3             Employment Agreement between Sterling Bancshares, Inc. and
                  J. Downey Bridgwater.